Exhibit 10.2

NOTICE OF REVOLVER AND TERM A AMENDMENT

August 12, 2009

To:           Each of the Lenders under and as defined in the Term B Credit Agreement defined below.

Re:	Notice of Revolver and Term A Amendment (this “Notice”)

Ladies and Gentlemen:

Reference is hereby made to that certain (a) Revolving Credit Agreement dated as of August 31, 2005, executed by Standard Pacific Corp. (“Borrower”), Bank of America, N.A. (“Bank of America”), as Administrative Agent and L/C Issuer, and the Lenders defined therein (such Lenders are collectively, the “Revolver Lenders” and individually a “Revolver Lender”) (as amended, the “Revolving Credit Agreement”), (b) Term Loan A Credit Agreement dated as of May 5, 2006, by and among Borrower, Bank of America, as Administrative Agent, and each of the Lenders defined therein (such Lenders are collectively, the “Term A Lenders” and individually a “Term A Lender”) (as amended, the “Term A Credit Agreement”), and (c) that certain Term Loan B Credit Agreement dated as of May 5, 2006, by and among Borrower, Bank of America, as Administrative Agent (in such capacity, “Administrative Agent”), and each of the Lenders defined therein (such Lenders are collectively, the “Lenders” and individually a “Lender”) (as amended, the “Term B Credit Agreement”).  Unless otherwise defined herein, capitalized terms shall have the same meanings as specified therefor in the Term B Credit Agreement.

1.           Notice of Amendment of Revolving Credit Agreement and Term A Credit Agreement.

Pursuant to that certain Eighth Amendment to Revolving Credit Agreement and Seventh Amendment to Term Loan A Credit Agreement executed as of August 12, 2009, by and among Borrower, Bank of America, each Revolver Lender and Term A Lender party thereto, and certain other parties (the “Revolver and Term A Amendment”), a copy of which is attached hereto as Exhibit A, certain covenants and defined terms in the Revolving Credit Agreement and the Term A Credit Agreement have been modified.  Pursuant to Section 11.1 of the Term B Credit Agreement, any modifications of the provisions of the Revolving Credit Agreement and Term A Credit Agreement that correspond to Sections 3.5, 3.6, any Section of Article 7, any Section of Article 8, or Sections 9.1(c) through (o) (and related definitions) of the Term B Credit Agreement (collectively, the “Auto-Amend Provisions”), shall also automatically modify the Auto-Amend Provisions in the Term B Credit Agreement. Borrower and Administrative Agent hereby notify Lenders that such Auto-Amend Provisions in the Term B Credit Agreement have been modified to the extent so modified in the Revolver and Term A Amendment.

2.           ENTIRETIES.  THE TERM B CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS NOTICE, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

Very truly yours,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Ann E. Superfisky
Name: Ann E. Superfisky
Title: Vice President

Signature Page to
Notice of Revolver and Term A Amendment (August 12, 2009)

Accepted and Agreed to as of August 12, 2009:

STANDARD PACIFIC CORP.

By:	/s/ John M. Stephens
Name: John M. Stephens
Title: Senior Vice President & Chief Financial Officer

Signature Page to
Notice of Revolver and Term A Amendment (August 12, 2009)